UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Check the appropriate box:
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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CENTURY THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
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3675 Market Street
Philadelphia, Pennsylvania 19104
2023 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 27, 2023
April 28, 2023
Dear Stockholder:
We are pleased to invite you to attend the 2023 Annual Meeting of Stockholders of Century Therapeutics, Inc., or the Annual Meeting, which will be held at 9:00 a.m., Eastern Time, on Tuesday, June 27, 2023. The Annual Meeting will be held in virtual meeting format only. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides for cost savings to Century Therapeutics, Inc. and reduces the environmental impact of our Annual Meeting. The Annual Meeting can be accessed via the Internet at https://web.lumiagm.com/265375813, using the password century2023.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2023 Annual Meeting of Stockholders, or the Notice, and 2023 Annual Meeting Proxy Statement, or the Proxy Statement. Other than the proposals described in the Proxy Statement, our Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow companies to furnish their proxy materials over the Internet.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.
If you have any questions with respect to voting, please call our Chief Financial Officer, Michael Diem, at (267) 817-5790.
Sincerely,
/s/ Joseph Jimenez Joseph Jimenez Chairman of the Board of Directors	/s/ Greg Russotti, Ph.D. Greg Russotti, Ph.D. Interim President and Chief Executive Officer
THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MADE AVAILABLE ON OR ABOUT APRIL 28, 2023.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 27, 2023
Dear Stockholders:
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders of Century Therapeutics, Inc., or the Annual Meeting, will be held on Tuesday, June 27, 2023, at 9:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only. We are holding the meeting for the purpose of considering and acting upon:
1.
The election of the three director nominees that are set forth in the attached 2023 Annual Meeting Proxy Statement, or the Proxy Statement, to serve as Class II directors, whose term will expire in 2026;

2.
The ratification of the appointment of Ernst & Young LLP, or EY, as our independent registered public accounting firm for the 2023 fiscal year; and

3.
Any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2023 Annual Meeting of Stockholders, or the Notice.
MEETING INFORMATION
Date:	June 27, 2023
Time:	9:00 a.m., Eastern Time
Website Address:	The meeting can be accessed by visiting https://web.lumiagm.com/265375813 (password: century2023), where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.
Record Date:	You can vote if you were a stockholder of record on April 28, 2023.
Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Douglas Carr
Douglas Carr
Vice President, Finance and Operations, and Secretary
April 28, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 27, 2023. This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 28, 2023. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available to holders of our common stock at www.astproxyportal.com/ast/24419. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements, please send your request to Chief Financial Officer, Century Therapeutics, Inc., 3675 Market Street, Philadelphia, PA 19104.

SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, or the 2022 Annual Report. This summary does not contain all of the information you should consider and we encourage you to read this Proxy Statement and the 2022 Annual Report carefully before voting.
2023 Annual Meeting of Stockholders
TIME AND DATE	RECORD DATE	WEBSITE ADDRESS
Tuesday, June 27, 2023 9:00 a.m., Eastern Time	April 28, 2023
The meeting can be accessed by visiting https://web.lumiagm.com/265375813 (password: century2023), where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters
VOTING MATTERS			FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION
PROPOSAL 1: Election of Class II Directors for a Three-Year Term Expiring in 2026			Page 42	✓ FOR Each Nominee
Cynthia Butitta	Timothy Walbert	Alessandro Riva, M.D.
PROPOSAL 2: Ratification of Appointment of EY as our Independent Registered Public Accounting Firm for 2023			Page 43	✓ FOR
Our Director Nominees
You are being asked to vote on the election of Cynthia Butitta, Timothy Walbert and Alessandro Riva, M.D. as Class II directors, each to serve for a three-year term expiring at our 2026 Annual Meeting of Stockholders. The number of members of our Board of Directors, or the Board, is currently set at seven members and is divided into three classes, each of which has a three-year term. Class I consists of two directors, Class II consists of three directors and Class III consists of two directors.
The term of office of our Class II directors expires at the Annual Meeting. We are nominating Cynthia Butitta, Timothy Walbert and Alessandro Riva, M.D. for election at our Annual Meeting to serve until the 2026 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes properly cast by our stockholders at the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast online at the meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Cynthia Butitta, Timothy Walbert and Alessandro Riva, M.D. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | i

SUMMARY INFORMATION
NAME	AGE	DIRECTOR SINCE	OCCUPATION	INDEPENDENT	COMMITTEE MEMBERSHIPS
					AC	CC	NCGC
Cynthia Butitta	68	2021	Director	Yes	C	M
Alessandro Riva, M.D.	62	2021	Chief Executive Officer of Intima Bioscience, Inc.	Yes	M
Timothy Walbert	56	2022	President, Chief Executive Officer and Director of Horizon Therapeutics Public Limited Company	Yes		M
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member
CORPORATE GOVERNANCE HIGHLIGHTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:
GOVERNANCE ITEMS
Size of Board (set by the Board)	7
Number of Independent Directors	7
Independent Chairman of the Board	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board background, gender, experience and skills	Yes
RECENT CORPORATE HIGHLIGHTS
•
In August 2022, we announced that we were notified by the U.S. Food and Drug Administration (FDA) that our ELiPSE-1 clinical study may proceed to assess CNTY-101 in patients with relapsed or refractory CD19 positive B-cell malignancies.

•
In October 2022, we announced the appointment of Daphne Quimi and Timothy Walbert to our Board of Directors.

•
In January 2023, we announced a new internal portfolio prioritization and capital allocation strategy that is expected to extend cash runway into 2026. The resulting changes include de-prioritizing investment in CNTY-103 for glioblastoma as well as a discovery program in hematologic malignancies. We will focus on CNTY-101 and will prioritize key programs, including one follow-on product candidate for lymphoma, CNTY-102, and CNTY-107, a product candidate for Nectin-4+ tumors. In addition, we will continue our partnered programs with Bristol Myers Squibb with no impact to previous guidance on timelines.

•
In February 2023, we announced that the first patient was dosed in the first-in-human Phase 1 ELiPSE-1 trial evaluating CNTY-101 in patients with relapsed or refractory CD19 positive B-cell lymphomas.

•
In April 2023, we (i) appointed Gregory Russotti to Interim President and Chief Executive Officer, (ii) promoted Michael Diem to Chief Financial Officer and (iii) hired Hyam Levitsky as President of Research and Development.

Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | ii

SUMMARY INFORMATION
2021 Corporate Reorganization
We were formed in 2018 as Century Therapeutics, Inc., or Prior Century. In 2019, in connection with our investment from Bayer Healthcare LLC, or Bayer, Prior Century contributed substantially all of its operating assets and cash to a newly formed entity, Century Therapeutics, LLC, or the LLC Entity. We refer to this transaction as the 2019 Reorganization. Until February 2021, our business was operated through the LLC Entity. In February 2021, the LLC Entity converted from a Delaware limited liability company to a Delaware C corporation. Upon completion of this conversion, Prior Century, whose only significant asset was its equity investment in the LLC Entity, merged with the C corporation, and in connection therewith the C corporation changed its name to “Century Therapeutics, Inc.” We refer to these transactions as the 2021 Reorganization. As used in this Proxy Statement, unless the context otherwise requires, references to “we,” “us,” “our,” “the Company,” “Century,” and similar references refer to: (i) on or prior to June 2019, Prior Century, (ii) from June 2019 to the completion of the 2021 Reorganization, to the LLC Entity, and (iii) upon completion of the 2021 Reorganization, to Century Therapeutics, Inc.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | iii

Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | iv

PROXY STATEMENT
This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Century Therapeutics, Inc. in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Tuesday, June 27, 2023, at 9:00 a.m., Eastern Time, via the Internet at https://web.lumiagm.com/265375813, using the password century2023.
This Proxy Statement and the enclosed proxy card are first being furnished to our stockholders on or about April 28, 2023. The Notice of Internet Availability of Proxy Materials being mailed to the stockholders is not part of the Proxy Statement.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | v

GENERAL INFORMATION ABOUT THE MEETING
PROXY SOLICITATION
Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.
This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 28, 2023. This Proxy Statement and our 2022 Annual Report are available to holders of our common stock at www.astproxyportal.com/ast/24419. If you would like to receive, without charge, a paper copy of our 2022 Annual Report, including the financial statements, please send your request to Chief Financial Officer, Century Therapeutics, Inc., 3675 Market Street, Philadelphia, PA 19104.
STOCKHOLDERS ENTITLED TO VOTE
All stockholders of record of our common stock at the close of business on April 28, 2023, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, 59,580,817 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.
VOTING METHODS
You may cast your vote in any of the following ways:
HOW YOUR SHARES WILL BE VOTED
In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
•
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on June 26, 2023.

•
Sign a new proxy card and submit it by mail, which must be received no later than June 26, 2023. Only your latest dated proxy card will be counted.

•
Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

•
Virtually attend the Annual Meeting at https://web.lumiagm.com/265375813, using the password century2023,

•
Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING
Deadline for Voting. The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on June 26, 2023. If you are a registered stockholder and virtually attend the Annual Meeting, you may deliver your vote online during the Annual Meeting. “Street name” stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.
BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how votes withheld, broker non-votes and abstentions are treated with respect to our proposals:
VOTING MATTERS	VOTES REQUIRED	TREATMENT OF ABSTENTIONS AND BROKER NON-VOTES	BROKER DISCRETIONARY VOTING
PROPOSAL 1: Election of Class II Directors for a Three-Year Term Expiring in 2026	Plurality of the votes properly cast	Votes withheld and broker non-votes will have no effect on the outcome of the proposal	No
PROPOSAL 2: Ratification of Appointment of EY as our Independent Registered Public Accounting Firm for 2023	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	Yes
QUORUM
We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting, either attending the meeting virtually or represented by proxy, of the holders of shares of capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote. For the purpose of establishing a quorum, votes withheld, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes count toward the quorum. If there is no quorum, the holders of shares of capital stock representing a majority of the voting power virtually attending the Annual Meeting or represented by proxy or the presiding officer of the meeting may adjourn the Annual Meeting to another date.
PROXY SOLICITATION COSTS
We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 2

BOARD OF DIRECTORS
Our Board has nominated Cynthia Butitta, Timothy Walbert and Alessandro Riva, M.D. for election as Class II directors at our Annual Meeting to hold office until our 2026 Annual Meeting of Stockholders.
Our Board has nominated Cynthia Butitta, Timothy Walbert and Alessandro Riva, M.D. for election as Class II directors at our Annual Meeting to hold office until our 2026 Annual Meeting of Stockholders.
Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for our day-to-day operations. Our Board acts as an advisor and counselor to senior management and oversees their performance.
Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Cynthia Butitta, Timothy Walbert and Alessandro Riva, M.D., current Class II directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2026 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
BOARD STRUCTURE AND COMPOSITION
The Nominating and Corporate Governance Committee is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Nominating and Corporate Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.
Our Amended and Restated Bylaws, or Bylaws, provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at seven members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.
CRITERIA FOR BOARD MEMBERSHIP
The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:
GENERAL CRITERIA

Proven integrity

Ability to make a meaningful contribution to the Board’s advising, counseling and oversight roles

Capability to fairly and equally act in the best interest of our stockholders

Prior or current leadership experience, including within the biotechnology and biopharmaceutical spheres

Broad experience, diverse perspectives, and the ability to exercise sound judgment, and a judicious and critical temperament that will enable objective appraisal of management’s plans and programs

Willingness and ability to devote sufficient time to Board responsibilities

Diversity with respect to gender, age, race, ethnicity, background, professional experience and perspectives

The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, and evaluates the experience and skills that would be valuable in new Board members.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 3

BOARD OF DIRECTORS
SELECTION OF CANDIDATES
Director Skill Set Considerations; Use of Skills Matrix
To assist with determining the needs of the Board, the Nominating and Corporate Governance Committee utilizes a skills matrix for the purpose of recruiting and selecting Board candidates. The expertise and experience included in the skills matrix are tied to our strategic goals, and the intent of the skills matrix is to ensure that the directors collectively possess qualities that facilitate effective oversight of our strategic plans. While the matrix is useful for determining the collective skills of the Board as a whole, it is not a comparative measure of the value of each individual director; a director with more focused experience could nonetheless contribute broadly and effectively. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. The matrix below displays the current Board’s balance.

Director Skills Matrix
Biotech/Biopharma
Academia
Public Company Experience
Financial Expertise
Commercial
PE/Venture Cap Investment
R&D
Regulatory
Global
CEO Experience
GMP/P&L/COO
CFO Experience
0
1
2
3
4
5
6
7

Potential Director Candidates
On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Board’s nominees.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 4

BOARD OF DIRECTORS
BOARD DIVERSITY
Board diversity and inclusion is critical to the our success. While we do not have a formal policy on Board diversity, the Board is committed to building a Board that consists of the optimal mix of skills, expertise, and diversity capable of effectively overseeing the execution of our business and meeting our evolving needs, with diversity reflecting gender, age, race, ethnicity, background, professional experience and perspectives. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.
CURRENT DIVERSITY BREAKDOWN

As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. The listing requirements of the Nasdaq Stock Market LLC, or Nasdaq, require each listed company to have, or explain why it does not have, two diverse directors on the board, including at least one diverse director who self-identifies as female and at least one diverse director who self-identifies as an underrepresented minority or LGBTQ+, or for smaller reporting companies, two female directors. Our current board composition is in compliance with this requirement. We are particularly proud of the diversity on our Board, which includes three Board members who self-identify as diverse, including our Chairman of the Board, Chair of the Nominating and Corporate Governance Committee and Chair of the Audit Committee.
The matrix below provides certain highlights of the composition of our Board members based on self-identification. Each term used above and in the matrix below has the meaning given to it in Nasdaq Listing Rule 5605(f).
Board Diversity Matrix (As of April 28, 2023)
Total Number of Directors	7
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	1	—	—
Did Not Disclose Demographic Background	—	—	—	—
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 5

BOARD OF DIRECTORS
BOARD OVERSIGHT OF COMPANY CULTURE AND ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that our culture and strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Business Conduct and Ethics, or the Code of Conduct, and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of our business, and is necessary for effective risk management, maintaining investor trust, and successful corporate governance.
We understand corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. We view Environmental, Social and Governance, or ESG, initiatives as long-term value drivers for the Company and our stockholders. Our focus on and commitment to ESG is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks. Though our current ESG initiatives are broad, we continue to focus on our people, culture and strong corporate governance. We are committed to advancing a series of new ESG initiatives and performance targets, which will evolve over time.
The following is a summary of our current ESG policies and practices:
•
Separate Chairperson of the Board and Chief Executive Officer: The offices of Chief Executive Officer and Chairperson of the Board are separated, which reinforces the independence of the Board from management and creates an environment that encourages objective oversight of management’s performance, which we believe enhances the effectiveness of our Board as a whole. While historically our Chief Executive Officer has served as a member of the Board, our current interim Chief Executive Officer does not serve on the Board.

•
Independent Committees: Each of our Board committees consist entirely of independent directors. In addition, our Board as a whole is currently comprised of independent directors.

•
Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.

•
Code of Conduct: All of our directors, officers and employees are subject to the Code of Conduct, which is available on our website at www.centurytx.com.

•
Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, internal advancement, and individualized development opportunities.

•
Diversity and Inclusion: We strive to create a workplace culture that supports a diverse, multi-cultural workforce, treats individuals fairly, and provides an inclusive environment where everyone can bring their whole self to work and feel supported in reaching their full potential. We are embarking on an organization-wide learning initiative to ensure we each have the competence and confidence to contribute to this culture. The executive committee, senior leadership, people leaders and colleagues have engaged in a highly interactive Unconscious Bias Training to identify and adjust for bias at the individual and organizational level. Our goal through this initiative is to empower our team to grow self-awareness, collaborate inclusively, and ultimately support higher performance. As of March 2023, Century had a diverse workforce consisting of 49% female employees, consistent with data from the 2022 annual report of the Biotechnology Innovation Organization. In addition, 34% percent of the workforce identifies as a race/ethnicity other than white.

Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 6

BOARD OF DIRECTORS
In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.
DIRECTOR NOMINEES
CLASS II DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2026
CYNTHIA BUTITTA		Key Skills: Senior Executive and Public Company Experience
Age: 68 Director Since: 2021	Committee Memberships: Audit (Chair), Compensation	Other Public Directorships: Olema Pharmaceuticals, Inc., UroGen Pharma Ltd., Autolus Therapeutics plc

Ms. Butitta has been a member of our Board since February 2021. Ms. Butitta has served as a member of the board of directors of Olema Pharmaceuticals, Inc., Autolus Therapeutics plc, and UroGen Pharma Ltd., publicly traded biopharmaceutical companies, since August 2020, March 2018 and October 2017, respectively. Ms. Butitta previously served as the Chief Operating Officer of Kite Pharma Inc., a biopharmaceutical company, from December 2013 to September 2017 and as its Executive Vice President and Chief Financial Officer from January 2014 to May 2016. From May 2011 to December 2012, Ms. Butitta was Senior Vice President and Chief Financial Officer at NextWave Pharmaceuticals, Inc., a specialty pharmaceutical company. Prior to that, Ms. Butitta served in senior leadership roles at Telik, Inc., a biopharmaceutical company, from 1998 to 2010, including Chief Operating Officer and Chief Financial Officer. Ms. Butitta received a B.S. with honors in business and accounting from Edgewood College in Madison, Wisconsin and an M.B.A. in finance from the University of Wisconsin, Madison.

Skills & Qualifications: We believe that Ms. Butitta is qualified to serve on our Board due to her extensive experience as a public company director, her knowledge of corporate finance and accounting, and her experience as a biopharmaceutical company executive.

ALESSANDRO RIVA, M.D.		Key Skills: Global Leadership Positions, Industry Knowledge and Experience
Age: 62 Director Since: 2021	Committee Memberships: Audit	Other Public Directorships: BeiGene, Ltd.

Dr. Riva has been a member of our Board since May 2021. Dr. Riva has also served as Chief Executive Officer of Intima Bioscience, a privately held biotechnology company focused on oncology cell therapy and therapeutics, since September 2021 and as Non-Executive Independent Director of BeiGene, Ltd., a biotechnology company specialized in oncology therapeutics, since February 2022. Prior to Intima Bioscience, Dr. Riva served as the Chief Executive Officer of Ichnos Sciences, a biotechnology company focusing on oncology therapies from April 2019 until August 2021. Previously, Dr. Riva was the Executive Vice President and Global Head, Oncology Therapeutics and Cell Therapy at Gilead Sciences, Inc., a biotechnology company, from January 2017 to March 2019. Prior to Gilead, Dr. Riva served as the Executive Vice President and Global Head, Oncology Development and Medical Affairs at Novartis AG, a position he held from January 2005 until December 2016. Dr. Riva received his B.M.B.S. and M.D. in Oncology/Hematology from Università degli Studi di Milano.

Skills & Qualifications: We believe that Dr. Riva is qualified to serve on our Board due to his extensive management experience at biotechnology companies.
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BOARD OF DIRECTORS
TIMOTHY WALBERT		Key Skills: Global Leadership Positions, Industry Knowledge and Experience
Age: 56 Director Since: 2022	Committee Memberships: Compensation	Other Public Directorships: Horizon Therapeutics Public Limited Company

Mr. Walbert has been a member of our Board since September 2022. Mr. Walbert has served as President, Chief Executive Officer and director of Horizon Therapeutics Public Limited Company, a public biotechnology company, since June 2008 and has served as its Chairman since March 2010. From May 2007 to June 2009, Mr. Walbert served as President, Chief Executive Officer and director of IDM Pharma, Inc., a public biotechnology company that was acquired by Takeda America Holdings, Inc. in June 2009. From September 2005 to April 2007, Mr. Walbert served as Executive Vice President, Commercial Operations of NeoPharm, Inc., a public biotechnology company. From June 2001 to August 2005, Mr. Walbert served as Divisional Vice President and General Manager of Immunology, where he built and led the global development and launch of the multi-indication biologic HUMIRA, and Divisional Vice President, Global Vardiovascular strategy at Abbott, now AbbVie. From 1998 to 2001, he served as director, CELEBREX North America and arthritis team leader, Asia Pacific, Latin America and Canada at G.D. Searle & Company. Mr. Walbert currently serves on the board of directors of the Illinois Biotechnology Innovation Organization (iBIO). Mr. Walbert is also a member of the National Organization for Rare Disorders (NORD) Advisory Board and serves on the Board of Trustees of Muhlenberg College. He previously served on the board of directors of Aurinia Pharmaceuticals Inc., a public biotechnology company from April 2020 to September 2022; Exicure, Inc., a public clinical-stage biotechnology company, from July 2019 to February 2022; Assertio Holdings, Inc., a public specialty pharmaceutical company, from May 2020 to December 2020 (and before that at Zyla Life Sciences, a public pharmaceutical company, from April 2014 until May 2020, when it was acquired by Assertio); Sucampo Pharmaceuticals, Inc., a public biopharma company, from 2015 to 2018, when it was acquired by Mallinckrodt; XOMA Corporation, a public biotechnology company, from 2011 to 2017 and Raptor Pharmaceutical Corp. (Raptor), a public biopharma company, from 2010 to 2014. Mr. Walbert received his bachelor of arts degree in business from Muhlenberg College, in Allentown, Pennsylvania.

Skills & Qualifications: We believe that Mr. Walbert is qualified to serve on our Board due to his extensive executive-level leadership experience in the biotechnology industry.
CONTINUING DIRECTORS
CLASS I DIRECTORS — TERMS EXPIRING AT THE 2025 ANNUAL MEETING OF STOCKHOLDERS
DAPHNE QUIMI		Key Skills: Investing and Capital Raising, Financial Competency
Age: 57 Director Since: 2022	Committee Memberships: Audit, Nominating and Corporate Governance	Other Public Directorships: Amylyx Pharmaceuticals, Inc.

Ms. Quimi has been a member of our Board since September 2022. Ms. Quimi has served as the Chief Financial Officer of Amicus Therapeutics, Inc. (“Amicus”), a public biotechnology company, since January 1, 2019. Previously she served as Amicus’ Senior Vice President, Finance and Corporate Controller and has been employed with Amicus since September 2007. Prior to Amicus, Ms. Quimi served as Director of Consolidations and External Reporting at Bristol-Myers Squibb. Prior to joining Bristol-Myers Squibb, Ms. Quimi also held roles of increasing responsibility in the finance department at Johnson & Johnson. Ms. Quimi brings extensive experience in public accounting and financial reporting. Ms. Quimi received a B.S. in accountancy from Monmouth University and an M.B.A. from the Stern School of Business of New York University. She serves on the board of Amylyx Pharmaceuticals, Inc., a public biopharmaceutical company. Ms. Quimi is also a certified public accountant in New Jersey.

Skills & Qualifications: We believe that Ms. Quimi is qualified to serve on our Board due to her investment experience, experience in public accounting and financial reporting and knowledge of the biopharmaceutical industry.

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BOARD OF DIRECTORS
CARLO RIZZUTO, PH.D.		Key Skills: Investing and Capital Raising, Industry Knowledge and Experience
Age: 52 Director Since: 2018	Committee Memberships: Compensation (Chair), Nominating and Corporate Governance	Other Public Directorships: Graphite Bio, Inc.

Dr. Rizzuto has served as a member of our Board since the 2021 Reorganization, and previously served as a member of the board of managers of the LLC Entity from June 2019 until the 2021 Reorganization. Dr. Rizzuto served on the board of directors of Prior Century from March 2018 until June 2019. From April 2018 until August 2018, Dr. Rizzuto was President, Secretary and Treasurer of Prior Century. Dr. Rizzuto joined Versant Ventures since November 2012 where he has served in a variety of roles including operating principal, venture partner and partner. Dr. Rizzuto has served as Chief Executive Officer of Highline Therapeutics, a biotech incubator established by Versant Ventures, since March 2015. Dr. Rizzuto previously served as Chief Business Officer of Anokion SA, a biopharmaceutical company, from January 2014 to January 2017. Prior to joining Versant Ventures, Dr. Rizzuto worked at Novartis AG, where he was a global program team director from 2010 to 2012. Since March 2020, Dr. Rizzuto has served on the board of directors of Graphite Bio, Inc. and previously served on the board of directors of Pandion Therapeutics, Inc. from January 2018 until March 2021. Dr. Rizzuto received a Ph.D. in virology from Harvard University and a B.A. in biology from the University of Virginia.

Skills & Qualifications: We believe that Dr. Rizzuto is qualified to serve on our Board due to his knowledge and experience as an investor in the life sciences industry.
CLASS III DIRECTORS — TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS
JOSEPH JIMENEZ (CHAIRMAN)		Key Skills: Senior Executive and Public Company Experience
Age: 63 Director Since: 2019	Committee Memberships: Compensation, Nominating and Corporate Governance (Chair)	Other Public Directorships: Graphite Bio, Inc., Procter & Gamble Co, General Motors Co

Mr. Jimenez has served as a member of our Board since the 2021 Reorganization, and previously served as a member of the board of managers of the LLC Entity from August 2019 until the 2021 Reorganization. Mr. Jimenez has served as Chairman of our Board since February 2021. Mr. Jimenez is currently Co-Founder and Managing Director of Aditum Bio, a venture capital firm. He has held this position since July 2019. Mr. Jimenez served as Chief Executive Officer of Novartis AG, a pharmaceutical company, from 2010 until his retirement in 2018. He led Novartis’ Pharmaceuticals Division from October 2007 to 2010 and its Consumer Health Division in 2007. From 2006 to 2007, Mr. Jimenez served as Advisor to the Blackstone Group L.P. Mr. Jimenez is currently a member of the board of directors of General Motors Company, where he has served since 2015. Mr. Jimenez has also been a member of the board of directors of The Proctor & Gamble Company since March 2018 and Graphite Bio since June 2020. Additionally, Mr. Jimenez served on the board of directors of Colgate-Palmolive Company from 2009 to 2015, and of AstraZeneca PLC, from 2002 to 2007. Mr. Jimenez received his B.A. in economics from Stanford University and an M.B.A. from the University of California, Berkeley.

Skills & Qualifications: We believe that Mr. Jimenez is qualified to serve on our Board due to his years of experience as a senior executive in the pharmaceutical industry, his extensive public company directorship experience, and his deep insights into our industry.

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BOARD OF DIRECTORS
KIMBERLY BLACKWELL, M.D.		Key Skills: Industry Knowledge and Experience
Age: 53 Director Since: 2021	Committee Memberships: Audit, Nominating and Corporate Governance	Other Public Directorships: Monte Rosa Therapeutics, Inc., Zentalis Pharmaceuticals, Inc.

Dr. Blackwell has been a member of our Board since May 2021. Dr. Blackwell has been the Chief Medical Officer and Senior Vice President, Clinical Oncology Development at Tempus Labs, Inc., a biotechnology company, since March 2020. Previously, Dr. Blackwell was the Vice President of Early Phase Immunooncology at Eli Lilly and Company, a pharmaceutical company, from March 2018 to March 2020. Prior to Eli Lilly, Dr. Blackwell held positions at Duke Medical Center and Duke Cancer Institute as a Professor in the Department of Medicine from July 1997 to March 2018. Dr. Blackwell has served on the board of directors of Monte Rosa Therapeutics, Inc., a biotechnology company, and Zentalis Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company, since June and July 2020, respectively. Dr. Blackwell received her B.A. in bioethics from Duke University and her M.D. from the Mayo Clinic Medical School.

Skills & Qualifications: We believe that Dr. Blackwell is qualified to serve on our Board due to her experience on the boards of pharmaceutical companies and her extensive knowledge of the biotechnology and pharmaceutical industries.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT
We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.
Our governance practices are documented in our Second Amended and Restated Certificate of Incorporation, our Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board. Aspects of our governance documents are summarized below. You can find our charters for each committee of our Board and our Code of Conduct on our website at investors.centurytx.com/corporate-governance/documents-and-charters.
BOARD INDEPENDENCE
Our Board has determined that each of our directors is an “independent director,” as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each director. Dr. Osvaldo Flores, our former President and Chief Executive Officer, served on our Board in 2022 and was not an independent director. Dr. Flores resigned from our Board on April 11, 2023. In addition, Eli Casdin served on our Board until his resignation, effective October 1, 2022, and was deemed to be an independent director during his service on the Board. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.
BOARD LEADERSHIP STRUCTURE
Our Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer and Chairman of the Board. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of the Nominating and Corporate Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, our leadership structure separates the offices of Chief Executive Officer and Chairman of the Board. Our Board believes that the separation of the positions of Chief Executive Officer and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. While historically our Chief Executive Officer has served as a member of the Board, our current interim Chief Executive Officer does not serve on the Board.
BOARD COMMITTEES
Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”
Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.
RISK MANAGEMENT
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address the risks inherent in their respective areas of oversight. While our Board is responsible for monitoring strategic risk exposure, our Audit Committee oversees management of financial reporting, compliance, cybersecurity and litigation risks, as well as the steps management has taken to monitor and control such exposures. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board, potential conflicts of interest and the effectiveness of our Board and our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risks for our company.
EVALUATING BOARD EFFECTIVENESS
The Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. It has established and conducted an annual self-evaluation of the Board, which is presented by the Chairperson of the Nominating and Corporate Governance Committee to the Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by the Board. Below is a graphic depicting the Board and Nominating and Corporate Governance Committee annual cycle in evaluating Board effectiveness.

Nominating and Corporate Governance Commitee meets with Board to discuss annual evaluation process
Nominating and Corporate Governance Committee solicits responses to Board Evaluation Survey and Committees perform self-assesments
Board Evaluation Survey results analyzed by Nominating and Corporate Governance Committee and feedback presented to Board
Nominating and Corporate Governance Committee oversees the implementation of Board Evaluation Survey Suggestions and reviews overall effectiveness of annual evaluation process

CODE OF BUSINESS CONDUCT AND ETHICS
We maintain a written Code of Conduct that applies to all of our directors, officers, and employees. The Code of Conduct covers fundamental ethics and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, compliance with insider trading laws, the protection and use of our property and information, and compliance with legal and regulatory requirements. The Code of Conduct is posted on our website at investors.centurytx.com/corporate-governance/documents-and-charters. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
Our director orientation programs familiarize new directors with the Company’s businesses, financial position, facilities, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. From time to time, management advises, or invites outside experts to attend Board meetings to advise the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.
CORPORATE GOVERNANCE GUIDELINES
We have a written set of Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, the size and composition of the Board, Board membership criteria, director qualifications and duties, Board committees, director compensation and director communications with third parties. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our Corporate Governance Guidelines are reviewed periodically by the Nominating and Corporate Governance Committee, which recommends any proposed changes to our Board for approval. Our Corporate Governance Guidelines can be found on our website at www.investors.centurytx.com/corporate-governance/documents-and-charters.
BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP
DIRECTOR	INDEPENDENCE	BOARD	AC	CC	NCGC
Kimberly Blackwell, M.D.	Yes	M	M		M
Cynthia Butitta	Yes	M	C	M
Joseph Jimenez	Yes	C		M	C
Daphne Quimi	Yes	M	M		M
Alessandro Riva, M.D.	Yes	M	M
Carlo Rizzuto, Ph.D.	Yes	M		C	M
Timothy Walbert	Yes	M		M
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member
During 2022, our Board held five meetings, our Compensation Committee held four meetings, our Audit Committee held four meetings and our Nominating and Corporate Governance Committee held four meetings. Each director attended at least 75% of meetings of each Committee on which he or she served in 2022.
Directors are encouraged, but not required, to attend our annual stockholder meetings. We held our annual meeting of stockholders on June 9, 2022 and all of our directors were in attendance.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
THE AUDIT COMMITTEE
Chair: Cynthia Butitta Additional Committee Members: • Kimberly Blackwell, M.D. • Daphne Quimi • Alessandro Riva, M.D.
Responsible for, among other things:
•
Appointing, compensating, evaluating, and overseeing a firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

•
Ensuring the independence of the independent registered public accounting firm;

•
Discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•
Establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•
Considering the adequacy of our internal controls and internal audit function;

•
Monitoring and reviewing legal, regulatory, and administrative compliance to the extent affecting our financial results;

•
Reviewing our Code of Conduct and any proposed waivers thereof, and recommending any changes or amendments to the Code of Conduct;

•
Reviewing, approving, ratifying or prohibiting material related party transactions;

•
Determining and reviewing risk assessment guidelines and policies, including cybersecurity risks, financial risk exposure, and internal controls regarding information security; and

•
Approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

All members are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq.

Cynthia Butitta qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

THE NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Chair: Joseph Jimenez Additional Committee Members: • Kimberly Blackwell, M.D. • Daphne Quimi • Carlo Rizzuto, Ph.D.
Responsible for, among other things:
•
Developing and recommending selection criteria for new directors for our Board;

•
Identifying and recommending candidates for membership on our Board;

•
Reviewing and determining director independence annually and, as needed, as potential conflicts of interest arise;

•
Reviewing and recommending the assignment of directors to serve on each Board committee;

•
Reviewing and recommending changes to our Corporate Governance Guidelines;

•
Overseeing the succession planning process for our executive officers;

•
Overseeing the process of evaluating the performance of our Board; and

•
Assisting our Board on corporate governance matters.

All members are deemed “independent” under the applicable rules and regulations of the SEC and Nasdaq.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
THE COMPENSATION COMMITTEE
Chair: Carlo Rizzuto, Ph.D. Additional Committee Members: • Cynthia Butitta • Joseph Jimenez • Timothy Walbert
Responsible for, among other things:
•
Reviewing and approving the compensation of our executive officers and recommending that our Board approve the compensation of our Chief Executive Officer;

•
Reviewing and recommending to our Board the compensation of our directors;

•
Administering our equity incentive plans and overseeing regulatory compliance related to such plans;

•
Reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans; and

•
Reviewing our overall compensation philosophy.

All members are “non-employee directors” as defined by SEC rules All members are deemed “independent” under the applicable rules and regulations of the SEC and Nasdaq.
COMPENSATION CONSULTANT
Radford, a subsidiary of Aon Hewitt Limited, serves as our executive compensation consultant. Radford reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Radford does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the fiscal year ended December 31, 2022 and as of the date of this Proxy Statement, none of the members of our Compensation Committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or on our Compensation Committee.
FAMILY RELATIONSHIPS
There are no family relationships among any of our directors or executive officers.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
STOCKHOLDER ENGAGEMENT
Connect
Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.
Collaborate
We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.
Communicate
Our goal is to communicate with our stockholders through various platforms, including via our website at www.centurytx.com, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue.
HOW TO COMMUNICATE WITH OUR DIRECTORS	By mail: Secretary, Century Therapeutics, Inc. 3675 Market Street Philadelphia, PA 19104
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DIRECTOR COMPENSATION
We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
The material terms of our director compensation policy in effect in 2022 are summarized in the table below:
COMPENSATION ELEMENTS — NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Cash
Annual Retainer
Member Annual Retainer	$35,000
Chairperson Annual Retainer	$30,000
Annual Committee Chair Retainer
Audit	$15,000
Compensation	$10,000
Nominating and Corporate Governance	$8,000
Annual Committee Member Retainer
Audit	$7,500
Compensation	$5,000
Nominating and Corporate Governance	$4,000
Equity
Initial Equity Grant
Option to purchase 39,744 shares of common stock, made to directors at the commencement of their director service, vesting monthly over a period of 36 months, subject generally to continued service with the Company

Annual Equity Retainer
Option to purchase 19,872 shares of common stock, vesting in full on the sooner of the first anniversary of the date of grant or the next annual shareholder meeting, subject generally to continued service with the Company

In 2023, after careful review and consideration of a market competitiveness analysis prepared by our independent compensation consultant, we amended our non-employee director compensation policy, the material terms of which are summarized in the table below:
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DIRECTOR COMPENSATION
COMPENSATION ELEMENTS — NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Cash
Annual Retainer
Member Annual Retainer	$40,000
Chairperson Annual Retainer	$30,000
Annual Committee Chair Retainer
Audit	$15,000
Compensation	$10,000
Nominating and Corporate Governance	$8,000
Annual Committee Member Retainer
Audit	$7,500
Compensation	$5,000
Nominating and Corporate Governance	$4,000
Equity
Initial Equity Grant
Option to purchase 88,000 shares of common stock, made to directors at the commencement of their director service, vesting monthly over a period of 36 months, subject generally to continued service with the Company

Annual Equity Retainer
Option to purchase 44,000 shares of common stock, vesting in full on the sooner of the first anniversary of the date of grant or the next annual shareholder meeting, subject generally to continued service with the Company

Each annual cash retainer is paid quarterly in arrears. All equity awards granted under the non-employee director compensation policy will be granted under, and subject to the terms of, the Company’s 2021 Equity Incentive Plan, or the 2021 Plan.
DIRECTOR COMPENSATION TABLE
The following table below sets forth information for the fiscal year ended December 31, 2022 regarding the compensation of our non-employee directors.
NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)(2)	TOTAL ($)
Kimberly Blackwell, M.D.	46,500	109,745	156,245
Cynthia Butitta	55,000	109,745	164,745
Eli Casdin (3)	33,000	109,745	142,745
Joseph Jimenez	78,000	109,745	187,745
Daphne Quimi	11,625	263,885	275,510
Alessandro Riva, M.D.	42,500	109,745	152,245
Carlo Rizzuto, Ph.D.	49,000	109,745	158,745
Timothy Walbert	10,000	263,885	273,885

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2022 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation  —  Stock Compensation, or FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 2 of the Notes to Consolidated Financial Statements included in our 2022 Annual Report.

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DIRECTOR COMPENSATION
(2)
As of December 31, 2022, Dr. Rizzuto held options to purchase 59,616 shares of our common stock; Ms. Butitta and Mr. Jimenez each held options to purchase 39,744 shares of our common stock; Dr. Riva and Dr. Blackwell each held options to purchase 139,227 shares of our common stock; and Mr. Walbert and Ms. Quimi each held options to purchase 39,744 shares of our common stock. As of December 31, 2022, Ms. Butitta held unvested stock awards totaling 74,202 shares of restricted stock.

(3)
Mr. Casdin resigned from our Board on September 28, 2022. As of December 31, 2022, Mr. Casdin did not hold any outstanding options.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee works with our management in order to negotiate appropriate fees with EY and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by EY in 2022 and 2021.
SERVICE	2022 ($)	2021 ($)
Audit Fees	779,500	1,395,251
Audit-Related Fees	—	—
Tax Fees	198,018	452,673
All Other Fees	—	—
Total	977,518	1,847,924
“Audit fees” represents the aggregate fees for professional services rendered for the audit of our financial statements and the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States), or the PCAOB. Also included are the fees related to our Registration Statements on Form S-1, Form S-3 and Form S-8.
“Tax fees” consists of fees related to tax compliance, tax planning and tax advice.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.
The above-described services provided to us by EY prior to our initial public offering, or IPO, in June 2021 were provided under engagements entered into prior to our adoption of our pre-approval policies and, following our IPO, in accordance with such policies. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm.
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AUDIT COMMITTEE REPORT
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2022. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
CENTURY THERAPEUTICS, INC.
Cynthia Butitta, Chairperson
Kimberly Blackwell, M.D.
Alessandro Riva, M.D.
Daphne Quimi
April 28, 2023
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 21

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:
NAME	POSITION	AGE
Gregory Russotti, Ph.D.	Interim President and Chief Executive Officer	56
Michael Diem, M.D.	Chief Financial Officer	53
Adrienne Farid, Ph.D.	Chief Operations Officer	61
Hy Levitsky, Ph.D.	President, Research and Development	65
Gregory Russotti, Ph.D. assumed the position of Interim President and Chief Executive Officer on April 11, 2023. Prior to this, Dr. Russotti served as our Chief Technology Officer since January 2020. Prior to joining us, Dr. Russotti held multiple positions at Celgene Corporation, a Bristol Myers Squibb company, from 2016 through 2019, including, Vice President of Cell Therapy Technical Development from January 2018 to November 2019 and Vice President of Cell Therapy Development and Operations from October 2016 to December 2017. Dr. Russotti served as Vice President of Technical Operations of Celgene Cellular Therapeutics from May 2013 to October 2016, and Executive Director of Technical Operations of Celgene Cellular Therapeutics from June 2011 to May 2013. Prior to this, Dr. Russotti served as Senior Investigator at Merck & Co., where he oversaw process development of vaccines and biologics from December 2004 to November 2006, and various positions of increasing responsibility dating back to 1991, when he began his career at Merck. Dr. Russotti holds a number of honors including the ECI and NIIMBL Cell Therapy Manufacturing Award for leadership in cell therapy process development, scale-up, and manufacturing in 2019 as well as receiving the Rutgers Engineering School Distinguished Alumnus Medal of Excellence in Education and Research in 2013 and the John W. Jackson Leadership Award in 2011, an award that was given to one leader at Celgene each year. Dr. Russotti holds both a B.S. and M.S. in chemical engineering from Rensselaer Polytechnic Institute. He received his Ph.D. in biochemical and chemical engineering from Rutgers University
Adrienne Farid, Ph.D. has served as our Chief Operations Officer and Head of Early Development since April 2021 and previously served as Chief Development Officer from March 2019 until April 2021. Prior to joining us, Dr. Farid was Corporate Vice President Project Leadership and Business Operations in Research & Early Development from July 2017 to February 2019, and Vice President of Project Leadership, Research & Early Development from July 2014 until July 2017 with Celgene Corporation, a Bristol Myers Squibb global biopharmaceutical company; and held prior positions with Celgene Corporation from 2011. Dr. Farid held positions of Global Head, Project and Portfolio Management in Research & Early Development, or pRED, and in Clinical Research and Exploratory Development and Pharmaceutical and Analytical R&D, at Roche Pharmaceuticals from 1995 to 2011. Dr. Farid also worked as a Senior Investigator at GlaxoSmithKline from 1990 until 1994. Dr. Farid completed her postdoctoral fellowship at the California Institute of Technology. Dr. Farid received a B.A. in biochemistry from Barnard College. She holds a Ph.D. in Chemistry from Columbia University.
Michael Diem, M.D. assumed the position of Chief Financial Officer on April 11, 2023. Prior to this, Dr. Diem served as our Chief Business Officer since September 2020 Prior to joining us, Dr. Diem was Senior Vice President of Business and Corporate Development at Amicus Therapeutics, a global biotechnology company, from September 2017 to September 2020, and prior to that, he served as Senior Vice President, Business and Corporate Development at Aevi Genomic Medicine, a biopharmaceutical company, from May 2016 to September 2017. From October 2013 to April 2016, Dr. Diem was the Global Head of Corporate Strategy and Corporate Development at AstraZeneca, a global biopharmaceutical company, where he was responsible for mergers and acquisitions, divestitures, and managed the company’s strategic investment activities and MedImmune Ventures. Dr. Diem currently serves as an advisor to an investment fund of UPMC Enterprises, and has held this role since December 2020. Dr. Diem holds a B.A. in biological sciences from Rutgers University, an M.D. from the Rutgers-Robert Wood Johnson Medical School, and an M.B.A. from Case Western Reserve University. Dr. Diem completed his medical training at Duke University and is a Kauffman Fellow.
Hyam Levitsky, M.D. served as our President, Research and Development from May 2019 until January 2023. From February 2023 until April 2023, Dr. Levitsky focused on his board representation at Replimune Therapeutics, Inc., where he has served a director since May 2018. In April 2023, Dr. Levitsky reassumed his role as our President, Research and Development. Dr. Levitsky served as Executive Vice President and Chief Scientific Officer at Juno Therapeutics, Inc. from 2015 to 2018 and was Head of Cancer Immunotherapy Experimental Medicine at
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EXECUTIVE OFFICERS
F. Hoffmann-La Roche & Co. from 2011 to 2015. Previously, Dr. Levitsky was Professor of Oncology, Medicine, and Urology at The Johns Hopkins University School of Medicine and the Sidney Kimmel Comprehensive Cancer Center where he began as an Assistant Professor of Oncology in 1991 and rose to Professor in 2002. At The Johns Hopkins University, Dr. Levitsky served as Scientific Director of the George Santos Bone Marrow Transplant Program from 2005 to 2011. He served on the External Scientific Advisory Board of the Pasteur Institute’s Center for Human Immunology from 2008 to 2010. Dr. Levitsky holds a number of honors including being named a Stohlman Scholar by the Leukemia and Lymphoma Society in 2002, and was elected as a member of the American Society for Clinical Investigation in 2002. Dr. Levitsky received a B.S. from the University of Pennsylvania School of Engineering and Applied Science and an M.D. from The Johns Hopkins University School of Medicine.
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EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers, or NEOs. In 2022, our NEOs were Osvaldo Flores, Ph.D., our former President and Chief Executive Officer, Michael Diem, M.D., our Chief Financial Officer and Adrienne Farid, Ph.D., our Chief Operations Officer.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our 2022 NEOs during the fiscal years ended December 31, 2022 and December 31, 2021:
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Osvaldo Flores, Ph.D. Former President and Chief Executive Officer(4)	2022	580,208	—	—	2,707,003	290,104	—	3,577,315
	2021	519,313	—	—	3,539,110	258,745	—	4,317,168
Michael Diem, M.D. Chief Financial Officer	2022	456,042	—	—	902,334	182,417	12,200	1,552,993
	2021	437,776	—	—	578,974	191,219	11,600	1,219,569
Adrienne Farid, Ph.D. Chief Operations Officer	2022	456,042	—	—	902,334	182,417	12,200	1,552,993
	2021	416,367	—	—	945,301	161,498	11,600	1,534,766

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts reflect the aggregate grant date fair value of each stock option, determined in accordance with the provisions of FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 2 of the Notes to the Consolidated Financial Statements included in our 2022 Annual Report.

(2)
Amounts shown for 2022 are cash incentive payments earned in respect of 2022 performance and paid in the first quarter of 2023. Amounts shown for 2021 are cash incentive payments earned in respect of 2021 performance and paid in the first quarter of 2022.

(3)
Amounts represent 401(k) matching contributions.

(4)
Dr. Flores served as President and Chief Executive Officer until April 11, 2023.

Elements of Compensation
The compensation of our NEOs generally consists of base salary, annual cash incentive opportunities, long term incentive compensation in the form of equity awards, and other benefits, as described below.
Base salary
The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. Each NEO’s initial base salary was specified in his or her employment agreement, as described below, and is reviewed (and, if applicable, adjusted) from time to time by our Board or Compensation Committee, as applicable. In 2022, the annual base salary rates for our NEOs were $584,900 for Dr. Flores, $459,600 for Dr. Diem and $459,700 for Dr. Farid.
Annual Incentive Opportunities
Each of our NEOs’ annual non-equity incentive opportunity is expressed as a percentage of base salary that can be earned based on the achievement of predetermined corporate and individual performance objectives. The 2022 annual bonus opportunities for Dr. Flores, Dr. Diem, and Dr. Farid were targeted at 50%, 40%, and 40% of their respective base salaries. For 2022, all NEOs were eligible to earn their annual cash incentives pursuant to the achievement of corporate and/or individual performance goals approved by our Board. These goals primarily related to pipeline and platform development, financing, operations, business development, intellectual property and increasing external visibility. The Board determined that the 2022 corporate goals were achieved at 100%. Following a review of 2022 performance, our Compensation Committee approved, and, in the case of Dr. Flores, our Compensation Committee recommended and our Board approved, 2022 annual cash incentive payouts to each of
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EXECUTIVE COMPENSATION
Dr. Flores, Dr. Diem, and Dr. Farid equal to $290,104, $183,876 and $183,876, respectively, in each case representing 100% of the target cash incentive for each such NEO.
Long Term Equity Incentives
Our equity-based incentive awards are designed to align the interests of our stockholders with those of our NEOs. Our Board or Compensation Committee, as applicable, approves equity grants to NEOs under our 2021 Plan. In 2022, our Compensation Committee approved, and, in the case of Dr. Flores, our Compensation Committee recommended and our Board approved, equity grants to each of Dr. Flores, Dr. Diem, and Dr. Farid in the amount of 315,000, 105,000 and 105,000 options to purchase shares of common stock, respectively.
Stock option awards to our NEOs generally vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject generally to the NEO’s continuous service through the relevant vesting dates.
Other Benefits
Our NEOs are eligible for the same welfare benefits that are generally available to all of our salaries employees, including health, dental, life, vision, and disability insurance.
In addition, we maintain, and the NEOs are eligible to participate in, a 401(k) plan that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis and under which we make safe harbor matching employer contributions. We match 100% of each participating employee’s contributions (up to the first 3% of eligible compensation) and 50% of the participating employee’s contributions (for the next 2% of eligible compensation), and participants are always fully vested in these employer matching contributions. For 2022, the IRS limit on eligible compensation for this purpose was $305,000. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code.
PLEDGING AND HEDGING POLICIES
Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account; all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts; and pledging company securities to secure margin or other loans.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our NEOs as of December 31, 2022:
NAME	GRANT DATE	OPTION AWARDS
		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UN-EXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Osvaldo Flores, Ph.D.	10/1/2020(2)	213,624	—	$1.74	9/30/2030
	4/16/2021(3)	291,531	485,886	$7.27	4/15/2031
	1/25/2022(4)	—	315,000	$13.15	1/25/2032
Michael Diem, M.D.	10/1/2020(5)	129,251	162,353	$1.74	9/30/2030
	4/16/2021(3)	47,692	79,488	$7.27	4/15/2031
	1/25/2022(4)	—	105,000	$13.15	1/25/2032
Adrienne Farid, Ph.D.	7/18/2019(6)	153,075	69,580	$1.03	7/17/2029
	4/16/2021(3)	77,868	129,781	$7.27	4/15/2031
	1/25/2022(4)	—	105,000	$13.15	1/25/2032
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EXECUTIVE COMPENSATION
(1)
The market value is based on the closing stock price of $5.13 on December 30, 2022 (the last trading date in the 2022 fiscal year).

(2)
This option vests 25% on the first anniversary of the grant date and the remaining 75% in 36 equal monthly installments thereafter, subject generally to the NEO’s continued employment with us. This option vested in full upon completion of our initial public offering.

(3)
This option vests 25% on June 22, 2022, with the remaining 75% vesting in 36 equal monthly installments, subject generally to the NEO’s continued employment with us.

(4)
This option vests 25% on January 25, 2023, with the remaining 75% vesting in 36 equal monthly installments, subject generally to the NEO’s continued employment with us.

(5)
This option vests 25% on September 16, 2021 and the remaining 75% in 36 equal monthly installments thereafter, subject generally to the NEO’s continued employment with us. On February 24, 2021, Dr. Diem utilized the early exercise feature of his stock option to purchase 79,488 restricted shares of common stock subject to the same vesting schedule as the original option, leaving 291,604 options outstanding under this option award.

(6)
This option vests 25% on March 1, 2020, with the remaining 75% vesting in 36 equal monthly installments, subject generally to the NEO’s continued employment with us. The unexercisable options are subject to an “early exercise” feature that permits exercise prior to vesting. Upon such an early exercise, the NEO will acquire restricted shares subject to the same vesting schedule as the original option.

EMPLOYMENT AGREEMENTS
We have entered into employment agreements with all of our executive officers. The material terms of the employment agreements between us and our 2022 NEOs are described in more detail below.
Osvaldo Flores, Ph.D.
In connection with our IPO, we entered into an employment agreement with Dr. Flores dated May 26, 2021, providing for an initial base salary of $557,000, an annual bonus opportunity equal to 50% of his base salary, and eligibility to participate generally in our employee benefit plans. On April 11, 2023, Dr. Flores stepped down from his roles as President and Chief Executive Officer. We intend to enter into a separation agreement with Dr. Flores as soon as practicable.
Michael Diem, M.D.
In connection with our IPO, we entered into an employment agreement with Dr. Diem dated May 26, 2021. Dr. Diem’s employment agreement provides for an initial base salary of $437,800, an annual bonus opportunity equal to 40% of his base salary, and eligibility to participate generally in our employee benefit plans.
Adrienne Farid, Ph.D.
In connection with our IPO, we entered into an employment agreement with Dr. Farid dated May 26, 2021. Dr. Farid’s employment agreement provides for an initial base salary of $437,800, an annual bonus opportunity equal to 40% of her base salary, and eligibility to participate generally in our employee benefit plans.
Severance Benefits Under the Employment Agreements
Each of the employment agreements between us and our NEOs provides for severance benefits upon a termination of the NEO’s employment by us without cause, or resignation by the NEO for good reason, subject to each NEO’s execution of a general release of claims. The severance benefits are:
•
payment of any otherwise earned but unpaid annual bonus for the prior year, and

•
continuation of such NEO’s base salary and payment of such NEO’s COBRA premiums by us for a period of nine months for each of Dr. Diem and Dr. Farid and a period of twelve months for Dr. Flores.

In addition, if such termination without cause or resignation for good reason occurs within three months prior to or twelve months immediately following a change in control:
•
the period of the NEO’s salary continuation and COBRA premium subsidy will be extended from nine months to 12 months for Dr. Diem and Dr. Farid and from 12 months to 18 months for Dr. Flores,

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EXECUTIVE COMPENSATION
•
the NEO will receive a lump sum payment in an amount equal to such NEO’s target annual bonus, and

•
all of such NEO’s outstanding equity awards that are subject to vesting solely based on the passage of time will vest in full on the later of the NEO’s termination date and the change in control.

In each case, the payment of severance benefits will be conditioned on the NEO’s execution of a release of claims.
For purposes of each of the employment agreements described above:
•
“cause” means (i) conduct constituting a material act of misconduct in connection with the performance of the executive’s duties, including, without limitation, a material misappropriation of our or any of our subsidiaries or affiliates’ funds or property; (ii) the commission of any felony or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or any conduct that would reasonably be expected to result in material injury or reputational harm to us or any of our subsidiaries and affiliates; (iii) continued material non-performance duties (other than by reason of physical or mental illness, incapacity or disability) which has continued for more than 10 days following written notice of such non-performance from the Board; (iv) a material breach of the Information Agreement (as defined below), any other agreement with the us or our affiliates, or of any duty owed to the us or our affiliates, which breach is not cured within 10 days after the delivery of written notice thereof; (v) a material violation of our written employment policies, including policies prohibiting sexual harassment, which violation is not cured within 10 days after the delivery of written notice thereof; (vi) alcohol abuse or use of controlled substances (other than prescription drugs taken in accordance with a physician’s prescription); or (vii) failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by us to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.

•
“good reason” means (i) a material diminution in title, responsibilities, authority or duties (provided that, in the case of Dr. Flores, the failure of our stockholders to re-elect him to the Board will not be construed as a material diminution in his title, responsibilities, authority or duties); (ii) a material diminution in base salary, except for across-the-board salary reductions similarly affecting all or substantially all executives of the Company; (iii) a change of more than 50 miles in the geographic location at which the executive provides services to the Company; or (iv) the material breach of the employment agreement by us; provided, however, that (a) the executive provides the Company with written objection to such event within 60 days after the initial occurrence thereof, (b) such event is not reversed or corrected by the Company within 30 days of its receipt of such written objection, and (c) the executive separates from service within 60 days following the expiration of that cure period.

•
“change of control” means: (i) any sale, of all or substantially all of our assets or (ii) our acquisition by another entity by means of any transaction (including a series of related transactions, but excluding our sale of securities for the purpose of raising additional capital) whereby our stockholders of record immediately prior to such transaction hold, immediately after such transactions, 50% or less of the voting power of the surviving or acquiring entity.

Proprietary Information and Assignment Agreements
We have entered into proprietary information and assignment agreements, or the Information Agreements, with all of our NEOs, that include customary prohibitions against competition with us and solicitation of our customers and employees, both during employment and for one year following any cessation of employment (for Dr. Flores) or for nine months following cessation of employment (for each of Dr. Diem and Dr. Farid). The Information Agreements are incorporated by reference into the employment agreements and payment of any severance benefits under each executive’s employment agreement is conditioned on continued compliance with his or her Information Agreement.
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since January 1, 2021, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Series C Financing
On February 25, 2021, we sold 24,721,999 shares of our Series C preferred stock, par value $0.0001 per share, or the Series C Preferred Stock for gross proceeds of approximately $160 million, or the Series C Financing. The table below sets forth the number of shares of Series C Preferred Stock purchased by holders of more than 5% of our capital stock and their affiliated entities or immediate family members.
NAME	SHARES OF SERIES C PREFERRED STOCK (#)	AGGREGATE CASH PURCHASE PRICE FOR SERIES B PREFERRED STOCK ($)
Versant Entities(1)	1,545,125	$10,000,049.00
Bayer World Investments B.V.(2)	3,862,813	$25,000,125.77
Casdin Entities (3)	6,180,500	$40,000,196.00

(1)
Versant Venture Capital VI, L.P. and Versant Vantage II GP-GP, LLC, or the Versant Entities, hold more than 5% of our outstanding capital stock.

(2)
Bayer World Investments B.V. holds more than 5% of our outstanding capital stock.

(3)
Casdin Partners Master Fund, L.P. and Casdin Private Growth Equity Fund, L.P., or the Casdin Entities, currently hold 5% of our outstanding capital stock.

Investors’ Rights Agreement
In connection with the Series C financing, we entered into an investors’ rights agreement, or the investors’ rights agreement, with certain holders of our common stock and each holder of our preferred stock, which included each holder of more than 5% of our capital stock. The investors’ rights agreement imposes certain affirmative obligations on us, including with respect to financial reporting obligations and investor inspections, and also grants certain rights to certain of the holders of our capital stock party thereto, including rights of first offer, demand, and piggyback registration rights and, if we are eligible, Form S-3 registration rights, with respect to the registrable securities held by them. These registration rights terminate in June 2024.
Initial Public Offering
On June 22, 2021, we completed our IPO. We issued an aggregate of 12,132,500 shares of our common stock at a price of $20.00 per share for aggregate net cash proceeds of $221.24 million, after deducting underwriting discounts and commissions and other offering costs. The table below sets forth the number of shares of Series C Preferred Stock purchased by holders of more than 5% of our capital stock and their affiliated entities or immediate family members.
NAME	SHARES OF COMMON STOCK PURCHASED IN IPO (#)	AGGREGATE CASH PURCHASE PRICE FOR COMMON STOCK IN IPO ($)
Versant Entities	100,000	$2,000,000.00
Bayer World Investments B.V.	750,000	$15,000,000.00
Casdin Entities	750,000	$15,000,000.00
Bayer HealthCare LLC
Bayer World Investments B.V. is holder of greater than 5% of our securities. Below is a summary of the transactions entered into between Bayer, an affiliate of Bayer World Investments B.V., and us since January 1, 2021.
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Option Agreement
In June 2019, we entered into an Option Agreement by and among Prior Century, Bayer and us, which, was amended and restated in February 2021, or the Option Agreement, pursuant to which Bayer was granted certain bidding rights relating to the potential transfer of rights with respect to certain product candidates being researched and developed by us which are comprised of allogeneic iPSC-derived natural killer cells, macrophages or dendritic cells, which we refer to as the Research Products. Under the Option Agreement, Bayer was granted a right of first refusal, or ROFR, to submit bids for the transfer or license of rights to research, develop and/or commercialize certain Research Products, which we refer to as the Research Product Rights. The Research Products include CNTY-101, CNTY-103 and any other product candidate comprised of iNK cells that we develop in the future. Bayer’s ROFR is only exercisable with respect to up to four Research Products and the right terminates upon our tenth IND submission. Subject to certain exceptions, Bayer may only exercise these option rights in a non-sequential and alternating manner, and such rights are subject to additional limitations. Bayer has not exercised any of its rights under the Option Agreement.
FUJIFILM Cellular Dynamics, Inc.
FUJIFILM Cellular Dynamics, Inc., or FCDI, is a holder of greater than 5% of our securities. Below are the transactions entered into between FCDI and us since January 1, 2021.
Manufacturing Agreement
On March 23, 2021, we entered into a Manufacturing and Supply Agreement with FCDI, or the Manufacturing Agreement, pursuant to which FCDI will provide certain analytical testing, process and analytical development and manufacturing services to us with respect to clinical supply of our product candidates. No payments were made under the Manufacturing Agreement in 2021 or 2022.
Master Collaboration Agreement
On October 21, 2019, we entered into a Master Collaboration Agreement with FCDI, or the MCA, whereby FCDI agreed to provide certain services for us to develop and manufacture iPSCs and immune cells derived therefrom and in consideration, we agreed to make payments of at least $2.5 million per year to FCDI. The initial research plan covered the period from October 2019 through March 31, 2022 and on July 29, 2022 we amended the MCA to extend the term through September 30, 2025. In 2021 and 2022, the Company made payments of $16,200,000 and $5,100,000, respectively, to FCDI under the MCA.
License Agreements
We are party to an exclusive license with FCDI, dated September 18, 2018, as amended, with respect to certain patents and know-how related to the differentiation of induced pluripotent stem cells, or IPSCs, into immune-effector cells in the field of cancer immunotherapeutics, or the Differentiation License, and a non-exclusive license with FCDI, also dated September 18, 2018, as amended, with respect to certain patents and know-how related to the reprogramming of human somatic cells to iPSCs in the field of cancer immunotherapeutics or the Reprogramming License, and together with the Differentiation License, the FCDI Agreements. On March 23, 2021, in connection with our entry into the Manufacturing Agreement, we amended each of the FCDI Agreements, which are described in greater detail below.
Differentiation License
Under the Differentiation License, FCDI granted us an exclusive, fully paid-up, sublicensable, worldwide, excluding Japan, license under certain patent rights and know-how related to human iPSC to exploit cancer immunotherapy products consisting of cells that are or are modifications of NK cells, T cells, dendritic cells and macrophages derived from human iPSC, or FCDI Licensed Products. In return, we granted FCDI an exclusive, fully paid-up, sublicensable license under certain patents and know-how controlled by us to exploit FCDI Licensed Products for any cancer immunotherapy use in Japan or, with respect to any abandoned indication, worldwide, and a non-exclusive license to manufacture the FCDI Licensed Products for any cancer immunotherapy use worldwide until the termination of the Differentiation License. We also granted to FCDI a non-exclusive, sublicensable,
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
worldwide license under certain manufacturing know-how developed by us under the Differentiation License or MCA for manufacturing and process development activities outside of the field of cancer immunotherapy for cells other than NK cells, T cells, dendritic cells and macrophages derived from human iPSC until the termination of the Differentiation License.
Under the Differentiation License, FCDI has an option, executable once a product candidate meets its primary endpoint(s) in a Phase 2 clinical trial, to exploit FCDI Licensed Products in Japan or, with respect to any abandoned indication, worldwide. If FCDI does not exercise its option, we will have the right to exploit FCDI Licensed Products in Japan, and we and FCDI will amend the Differentiation License as necessary to permit such exploitation. In consideration for the Differentiation License, Prior Century issued 2,980,803 shares of common stock to FCDI, which were exchanged for 2,980,803 shares of common stock in connection with the 2021 Reorganization. No payments were made under the Reprogramming License in 2021 or 2022.
Reprogramming License
Under the Reprogramming License, FCDI granted us a non-exclusive, worldwide, excluding Japan, license under certain patent rights and know-how related to cell reprogramming of human cells to iPSCs to exploit FCDI Licensed Products within the field of cancer immunotherapeutics. Included within the rights granted to us under such license are rights sublicensed to us under certain patents owned by the Wisconsin Alumni Research Foundation, or WARF, relating to the “Thompson Factors” for reprogramming human cells to iPSCs, pursuant to a license agreement between FCDI and WARF, or the WARF License. In return, we granted FCDI a non-exclusive, fully paid up, sublicensable license to manufacture or practice developments made by us in Japan and to practice developments made by us to manufacture FCDI Licensed Products worldwide until the termination of the Reprogramming License. We also granted to FCDI a non-exclusive, sublicensable, worldwide license under certain developments made by us under the Reprogramming License to make, have made, use, have used, research and develop iPSCs for activities outside of the field of cancer immunotherapy, so long as such rights are not used in conjunction with any other technology to differentiate iPSCs into NK cells, T cells, macrophages, or dendritic cells.
Under the Reprogramming License, we agreed to pay FCDI low single-digit percentage royalty payments on net sales of FCDI Licensed Products, as required by the WARF License, until the expiration of the last-to-expire patent licensed thereunder, which is currently March 28, 2028. We also agreed to pay certain milestone payments to FCDI as required by the WARF License upon the achievement of certain development and commercial milestones up to an aggregate of $6 million per FCDI Licensed Product. No payments were made under the Reprogramming License in 2021 or 2022.
Letter Agreement
On January 7, 2022, we and FCDI entered into a letter agreement, or the Letter Agreement, which amends each of the FCDI Agreements such that (i) the definition of Territory under each of the FCDI Agreements, for purposes of the sublicenses under the FCDI Agreements pursuant to the Company’s Research Collaboration and License Agreement with Bristol-Myers Squibb Company, or BMS, dated January 7, 2022, or the Collaboration Agreement, includes Japan, (ii) the licenses granted to us and our affiliates under the FCDI Agreements are sublicensable to BMS, including with respect to Japan and (iii) BMS is not subject to grant-back and option provisions under the Reprogramming License.
Pursuant to the Letter Agreement, and in consideration for amending the FCDI Agreements, we (i) paid to FCDI an upfront payment of $10 million, (ii) will pay to FCDI a percentage of any milestone payments received by us under the Collaboration Agreement in respect of achievement of development or regulatory milestones specific to Japan, and (iii) will pay to FCDI a percentage of all royalties received by the Company under the Collaboration Agreement in respect of sales of products in Japan.
Executive Officer and Director Compensation
Please see “Executive Compensation” and “Director Compensation” for information regarding the compensation of our directors and executive officers.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 30

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Employment Agreements
We have entered into employment agreements or offer letter agreements with certain of our executive officers that, among other things, provide for certain compensatory and change in control benefits, as well as severance benefits. For a description of these agreements with our NEOs, see the Section titled “Executive Compensation”-”Employment Agreements.”
Proprietary Information and Assignment Agreements
We have entered into the Information Agreements with all of our executive officers. For a description of these agreements with our NEOs, see the Section titled “Executive Compensation”-”Employment Agreements.”
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written Related Party Transaction Policy that governs the review and approval of related party transactions. This Related Party Transaction Policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to the Related Party Transaction Policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable rules of Nasdaq and the SEC, whether such transaction requires approval by the Audit Committee. If approval is required, the proposed transaction will be reviewed at the next regular meeting of the Audit Committee, and we may not enter into a related party transaction unless the Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. The Audit Committee will not approve or ratify a transaction with a related party unless it has determined, upon consideration of all relevant information, that the transaction is in, or not inconsistent with, the best interests of the Company or its stockholders.
Other than entry into the Letter Agreement, all of the transactions described under “Certain Relationships and Related Party Transactions” in this Proxy Statement occurred prior to or concurrently with the adoption of the Related Party Transaction Policy and as such, these transactions were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and approved by our Board, and the Letter Agreement was reviewed and approved in accordance with our Related Party Transaction Policy.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 31

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information regarding our equity compensation plans as of December 31, 2022:
Plan Category	Number of securities to be issued upon exercise of outstanding options and other rights	Weighted- average exercise price of outstanding options and other rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (2)	7,489,678	$7.77	5,916,640
Equity compensation plans not approved by security holders	—	—	—
Total	7,489,678	$7.77	5,916,640

(1)
Represents the weighted-average exercise price of outstanding stock options.

(2)
Represents shares available for future issues under the 2021 Plan. No new grants will be made under our 2018 Equity Incentive Plan. The 2021 Plan contains an “evergreen” provision, pursuant to which, on or about January 1 each year, the maximum number of shares reserved for issuance under the 2021 Plan is increased by a number equal to the lesser of (i) 5% of the shares of common stock issued and outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of common stock as determined by the Board.

Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 32

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of April 15, 2023 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each NEO identified in the “Summary Compensation Table” above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.
The percentage of common stock outstanding is based on 59,570,053 shares of our common stock outstanding as of April 15, 2023. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of April 15, 2023 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Century Therapeutics, Inc., 3675 Market Street, Philadelphia, PA 19104.
NAME OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED
	NUMBER OF SHARES	PERCENTAGE
Greater than 5% Stockholders
Versant Entities (1)	12,166,109	20.4%
FUJIFILM Cellular Dynamics, Inc. (2)	6,955,207	11.7%
Bayer World Investments B.V. (3)	12,675,838	21.3%
Casdin Entities (4)	3,222,940	5.4%
FMR LLC (5)	7,096,411	11.9%
Named Executive Officers and Directors
Osvaldo Flores, Ph.D. (6)	1,967,338	3.3%
Michael Diem (7)	353,253	*
Adrienne Farid, Ph.D. (8)	433,559	*
Kimberly Blackwell, M.D. (9)	74,581	*
Cynthia Butitta (10)	124,604	*
Daphne Quimi (11)	7,728	*
Joseph Jimenez (12)	519,185	*
Timothy Walbert (13)	7,728	*
Alessandro Riva, M.D. (14)	75,409	*
Carlo Rizzuto, Ph.D. (15)	28,980	*
All executive officers and directors as a group (12 persons)	4,622,073	7.6%

*
Less than 1%

(1)
Based solely upon information set forth in a Schedule 13G/A filed on February 9, 2023. Consists of (i) 11,452,014 shares of common stock held by Versant Venture Capital VI, L.P., or Versant VI, and (ii) 714,095 shares of common stock held by Versant Vantage II GP-GP, LLC, or Versant II. Versant Ventures VI GP, L.P., or Versant VI GP LP, is the sole general partner of Versant VI and Versant Ventures VI GP-GP, LLC is the sole general partner of Versant VI GP LP and has voting and dispositive control over the shares held by Versant VI. Jerel Davis, Brad Bolzon, Tom Woiwode, Clare Ozawa, Kirk Nielsen and Robin Praeger, the managing directors of Versant Ventures VI GP-GP, LLC, may be deemed to possess voting and dispositive control over the shares held by Versant VI and may be deemed to have indirect beneficial ownership of the shares held by Versant VI but disclaims beneficial ownership of such securities, except to the extent of their respective pecuniary interest therein, if any. Versant Vantage II GP, L.P., or Versant II GP LP, is the sole general partner of Versant II and Versant Vantage II GP-GP, LLC is the sole general partner of Versant II GP LP and has voting and dispositive control over the shares held by Versant II. Dr. Davis, Mr. Bolzan, Mr. Woiwode, Ms. Owaza, Alex Mayweg and Ms. Praeger, the managing directors of Versant Vantage II GP-GP, LLC, may be deemed to possess voting and dispositive control over the shares held by Versant II and may be deemed to have indirect beneficial ownership of the shares held by Versant II but disclaims beneficial ownership of such securities, except to the extent of their respective pecuniary interest therein, if any. The

Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 33

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
business address for each of Versant VI, Versant VI GP LP, Versant Ventures VI GP-GP, LLC, Versant II, Versant II GP LP and Versant Vantage II GP-GP, LLC is One Sansome Street, Suite 3630, San Francisco, CA 94104.
(2)
Based solely upon information set forth in a Schedule 13G filed on February 11, 2022. FUJIFILM Cellular Dynamics, Inc., or FCDI, is an indirect, wholly owned subsidiary of FUJIFILM Holdings Corporation, which has sole voting and investment power over the Century shares held by FCDI. The address for FUJIFILM Holdings Corporation is 7-3, Akasaka 9-chome, Minato-ku, Tokyo 107-0052, Japan.

(3)
Based solely upon information set forth in a Schedule 13G filed on February 11, 2022. Bayer World Investments B.V. is a subsidiary of Bayer AG and voting and investment decisions with respect to these shares are made by Bayer AG’s Board of Management, which consists of Werner Baumann, Liam Condom, Serena Lin, Wolfgang Nickl, Stefan Oelrich, and Heiko Schipper. Each of Messrs. Baumann, Condon, Nickl, Oelrich, Schipper, and Ms. Lin disclaim beneficial ownership over the shares held by Bayer World Investments B.V. The address for Bayer World Investments B.V. is Bayer AG, Kaiser-Wilhelm-Allee 3, 51373 Leverkusen, Germany.

(4)
Based solely upon information set forth in a Schedule 13D/A filed on October 11, 2022. Consists of (i) 3,206,380 shares of common stock held by Casdin Capital, LLC, or Casdin Capital, and (ii) 16,560 shares of common stock held by Eli Casdin. Eli Casdin is the managing member of Casdin Capital. Mr. Casdin disclaims beneficial ownership of such securities held by Casdin Capital except to the extent of his pecuniary interest therein. The address of each of Casdin Capital and Mr. Casdin is 1350 Avenue of the Americas, Suite 2600, New York, New York 10019.

(5)
Based solely upon information set forth in a Schedule 13G/A filed on February 9, 2023. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(6)
Consists of (i) 526,919 shares of common stock, (ii) 645,619 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2023, (iii) 397,400 shares of common stock held by the NS Irrevocable Trust for Gabriel O. Flores dated April 30, 2021, or the NS Trust, and (iv) 397,400 shares of common stock held by the Flores Family Trust for Gabriel O. Flores dated October 27, 2016, or the Flores Trust. Dr. Flores is trustee of the NS Trust and Nancy Stone, Dr. Flores’ wife, is trustee of the Flores Trust. Dr. Flores disclaims beneficial ownership of the shares held by each of the NS Trust and the Flores Trust.

(7)
Consists of (i) 79,488 shares of common stock and (ii) 273,765 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2023.

(8)
Consists of (i) 74,218 shares of common stock and (ii) 359,341 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2023.

(9)
Consists of 74,581 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2023.

(10)
Consists of (i) 98,936 shares of common stock and (ii) 25,668 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2023.

(11)
Consists of 7,728 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2023.

(12)
Consists of (i) 494,345 shares of common stock and (ii) 24,840 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2023.

(13)
Consists of 7,728 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2023.

(14)
Consists of 75,409 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2023.

(15)
Consists of 28,980 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2023.

Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 34

ITEMS TO BE VOTED ON
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2026
At the Annual Meeting, our stockholders will vote on the election of three Class II director nominees named in this Proxy Statement as directors, each to serve until our 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Cynthia Butitta, Timothy Walbert and Alessandro Riva, M.D. for election to our Board at the Annual Meeting.
Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF CYNTHIA BUTITTA, TIMOTHY WALBERT AND ALESSANDRO RIVA, M.D.	✓
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 35

ITEMS TO BE VOTED ON
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023
The Audit Committee of the Board has appointed and engaged EY to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and our subsidiary for the 2023 fiscal year, and to perform audit-related services. EY has served as our independent registered public accounting firm since 2019.
Stockholders are hereby asked to ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm for the 2023 fiscal year.
The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EY to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EY, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.
Representatives of EY are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.	✓
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 36

OTHER INFORMATION
OTHER MATTERS
The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting, other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2024 Annual Meeting of Stockholders must submit a proposal that is received at our principal executive offices no later than December 30, 2023, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2023 Annual Meeting of Stockholders. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at Century Therapeutics, Inc., 3675 Market Street, Philadelphia, PA 19104. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
Stockholders intending to present a proposal or nominate a director for election at our 2024 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. Accordingly, for our 2024 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than February 28, 2024 and no later than the close of business on March 29, 2024. However, if we change the date of the 2024 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 28, 2024.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
Stockholders and other interested parties may communicate with the Board by writing to the Secretary, Century Therapeutics, Inc., 3675 Market Street, Philadelphia, PA 19104. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 37

OTHER INFORMATION
AVAILABILITY OF MATERIALS
Our 2022 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the Internet at www.centurytx.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Chief Financial Officer, Century Therapeutics, Inc., 3675 Market Street, Philadelphia, PA 19104. In addition, it is available to beneficial and record holders of our common stock at www.astproxyportal.com/ast/24419.
Notice of Annual Meeting of Stockholders and 2023 Proxy Statement | 38

014475CENTURY THERAPEUTICS, INC.Proxy for Annual Meeting of Stockholders on June 27, 2023Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints Greg Russotti, Ph.D. and Michael Diem, M.D., andeach of them, with full power of substitution and power to act alone, as proxies to vote allthe shares of Common Stock which the undersigned would be entitled to vote if personallypresent and acting at the Annual Meeting of Stockholders of Century Therapeutics, Inc., tobe held on Tuesday, June 27, 2023, at 9:00 a.m. Eastern Time, and at any adjournments orpostponements thereof, as follows:(Continued and to be signed on the reverse side)1.1

2. Ratification of Appointment of Ernst & Young LLP as our IndependentRegistered Public Accounting Firm for 2023.In their discretion, the proxies are authorized to vote upon such other business as mayproperly come before the Annual Meeting. This proxy when properly executed will be votedas directed herein by the undersigned stockholder. If no direction is made, this proxy willbe voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:JOHN SMITH1234 MAIN STREETAPT. 203NEW YORK, NY 10038INTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-718-921-8500 from foreign countries fromany touch-tone telephone and follow the instructions. Have yourproxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.IN PERSON - You may vote your shares in person by attendingthe Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.astfinancial.com to enjoyonline access.PROXY VOTING INSTRUCTIONSPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x20330000000000001000 8 062723COMPANY NUMBERACCOUNT NUMBERMARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.ANNUAL MEETING OF STOCKHOLDERS OFCENTURY THERAPEUTICS, INC.June 27, 20231. Election of class 1 Directors for a three year term expiring in 2026:O Cynthia ButittaO Timothy WalbertO Alessandro Riva, M.D.FOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)NOMINEES:FOR AGAINST ABSTAINNOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The Notice of Meeting, proxy statement and proxy cardare available at http://www.astproxyportal.com/ast/24419